UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2026

TRANSCONTINENTAL GAS PIPE LINE COMPANY, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-7584	74-1079400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard, Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

(713) 215-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 9, 2026, Transcontinental Gas Pipe Line Company, LLC (“Transco”) issued a press release announcing that it has commenced an offer to exchange any and all of its $1.0 billion in aggregate principal amount of outstanding 5.100 percent Senior Notes due 2036 (the “Original 2036 Notes”) and $700 million in aggregate principal amount of outstanding 5.750 percent Senior Notes due 2056 (the “Original 2056 Notes” and, together with the Original 2036 Notes, the “Original Notes”) for an equal amount of the applicable series of its registered 5.100 percent Senior Notes due 2036 (the “2036 Exchange Notes”) and 5.750 percent Senior Notes due 2056 (the “2056 Exchange Notes” and, together with the 2036 Exchange Notes, the “Exchange Notes”). The exchange offer will expire at 5:00 p.m. Eastern Time on April 6, 2026, unless extended.

The terms of the Exchange Notes are identical in all material respects to those of the applicable series of the Original Notes, except that the Exchange Notes have been registered under the Securities Act of 1933, as amended, and the transfer restrictions, restrictive legends, registration rights and additional interest provisions relating to the Original Notes do not apply to the Exchange Notes. The purpose of the Exchange Offer is to fulfill Transco’s obligations under the registration rights agreement entered into in connection with the issuance of the Original Notes. Transco will not receive any proceeds from the exchange offer.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 on this Current Report on Form 8-K and Exhibit 99.1 attached hereto are deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated March 9, 2026.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCONTINENTAL GAS PIPE LINE COMPANY, LLC

By:	/s/ Robert E. Riley, Jr
Robert E. Riley, Jr.
Vice President and Assistant General Counsel – Corporate Secretary

DATED: March 9, 2026